UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 12, 2013

QUICKSILVER RESOURCES INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-14837 (Commission File Number)	75-2756163 (IRS Employer Identification No.)

801 Cherry Street
Suite 3700, Unit 19
Fort Worth, Texas 76102
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (817) 665-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
Supplemental Indentures Relating to 11 3/4% Senior Notes due 2016 and 8 1/4% Senior Notes due 2015
On June 12, 2013, Quicksilver Resources Inc. (the “Company”), certain subsidiary guarantors and The Bank of New York Mellon Trust Company N.A., as trustee, entered into the Twenty-first and Twenty-second Supplemental Indentures, each dated as of June 12, 2013 (the “Supplemental Indentures”), to the indentures governing the Company’s 81/4% Senior Notes due 2015 (the “2015 Senior Notes”) and its 113/4% Senior Notes due 2016 (the “2016 Senior Notes”), respectively. The Supplemental Indentures eliminate or modify certain restrictive covenants and other provisions contained in the indentures governing the 2015 Senior Notes and 2016 Senior Notes. The Supplemental Indentures will not become operative until the 2015 Senior Notes and 2016 Senior Notes which have been validly tendered pursuant to the Company’s tender offer and related consent solicitation with respect thereto have been accepted for purchase and paid for by the Company in accordance with the provisions of such tender offer and consent solicitation.
The foregoing description of the Supplemental Indentures and related matters is qualified in its entirety by reference to the Twenty-first and Twenty-second Supplemental Indentures, copies of which are attached hereto as Exhibits 4.1 and 4.2, respectively, and are incorporated herein by reference.
Supplemental Indenture Relating to 9 1/8% Senior Notes due 2019
On June 12, 2013, the Company entered into the Twenty-third Supplemental Indenture, dated as of June 12, 2013 (the “2019 Senior Notes Supplemental Indenture”), among the Company, the subsidiary guarantors thereto and The Bank of New York Mellon Trust Company N.A., as trustee, to the indenture governing its 91/8% Senior Notes due 2019 (the “2019 Senior Notes”).
The 2019 Senior Notes Supplemental Indenture will not become operative until the Company accepts the requisite consents validly delivered and not validly revoked in the Company’s consent solicitation related to the 2019 Senior Notes and pays the related fees on the payment date, which is expected to be on June 21, 2013.
The foregoing description of the Twenty-third Supplemental Indenture and related matters is qualified in its entirety by reference to the Twenty-third Supplemental Indenture, a copy of which is attached hereto as Exhibit 4.3 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
On June 12, 2013, the Company issued press releases announcing that it priced its previously announced private offerings of (i) its 11.00% senior notes due 2021 in an aggregate principal amount of $325 million and (ii) its second lien senior secured floating rate notes due 2019 in an aggregate principal amount of $200 million (together, the “New Notes”). Copies of the press releases are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.
The New Notes have not been registered under the U.S. Securities Act of 1933, as amended, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the U.S. Securities Act of 1933, as amended.  This Current Report on Form 8-K does not constitute an offer to sell or the solicitation of an offer to buy the New Notes, nor shall it constitute an offer, solicitation or sale in any jurisdiction in which such offer, solicitation or sale is unlawful.
The Company is furnishing the information in this Item 7.01, including Exhibits 99.1 and 99.2, to comply with Regulation FD. Such information shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and shall not be deemed to be incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing.
Item 8.01. Other Events.

Tender Offers and Consent Solicitation
On June 12, 2013, the Company issued press releases announcing (i) the results of its previously announced cash tender offers for any and all of its 71/8% Senior Subordinated Notes due 2016 (the “2016 Subordinated Notes”), the 2015 Senior Notes and the 2016 Senior Notes, along with the related consent solicitations to adopt certain amendments to the indentures governing such notes and (ii) the results of its previously announced consent solicitation to certain amendments to the indenture governing the 2019 Senior Notes.
As of 5:00 P.M., Eastern Time, on June 6, 2013 (the “Early Tender Deadline”), $310,452,000 aggregate principal amount of the 2016 Subordinated Notes were tendered (representing approximately 88.7% of the outstanding 2016 Subordinated Notes), $423,964,000 aggregate principal amount of the 2015 Senior Notes were tendered (representing approximately 96.8% of the outstanding 2015 Senior Notes) and $582,237,000 aggregate principal amount of the 2016 Senior Notes were tendered (representing approximately 98.6% of the outstanding 2016 Senior Notes).
However, the Company determined that the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, dated May 23, 2013 (the “Offer to Purchase and Consent Solicitation Statement”) have not been fully met. As a result, the Company has terminated its tender offer and related consent solicitation with respect to the 2016 Subordinated Notes.
The tender offers with respect to the 2015 Senior Notes and the 2016 Senior Notes will expire at 11:59 P.M., Eastern Time, on June 20, 2013, unless extended or earlier terminated by the Company (such time and date, as the same may be extended, the “Expiration Time”). Subject to the terms and conditions set forth in the Offer to Purchase and Consent Solicitation Statement, the Company intends to accept for purchase all 2015 Senior Notes and all 2016 Senior Notes validly tendered and not withdrawn prior to the Early Tender Deadline and intends to accept for purchase all 2015 Senior Notes and all 2016 Senior Notes tendered after the Early Tender Deadline and prior to the Expiration Time.
On June 12, 2013, the Company also announced the receipt of the requisite consents to enter into the 2019 Senior Notes Supplemental Indenture.
The 2019 Senior Notes Supplemental Indenture will not become operative unless and until the Company accepts the requisite consents validly delivered and not validly revoked and pays the related fees on the payment date, which is expected to be on June 21, 2013, in accordance with the provisions of the Consent Solicitation Statement, dated May 23, 2013.
The information set forth above under Item 1.01 is incorporated in this Item 8.01 by reference. Copies of the press releases are attached hereto as Exhibit 99.3 and 99.4, respectively, and are incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
4.1	Twenty-first Supplemental Indenture
4.2	Twenty-second Supplemental Indenture
4.3	Twenty-third Supplemental Indenture
99.1	Press release dated June 12, 2013, related to the pricing of 11.00% senior notes due 2021
99.2	Press release dated June 12, 2013, related to the pricing of second lien senior secured floating rate notes due 2019
99.3	Press release dated June 12, 2013, related to the tender offers and consent solicitations
99.4	Press release dated June 12, 2013, related to the consent solicitation

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUICKSILVER RESOURCES INC.

By:	/s/ John C. Regan
John C. Regan
Senior Vice President – Chief Financial Officer and Chief Accounting Officer

Date: June 12, 2013

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Twenty-first Supplemental Indenture
4.2	Twenty-second Supplemental Indenture
4.3	Twenty-third Supplemental Indenture
99.1	Press release dated June 12, 2013, related to the pricing of 11.00% senior notes due 2021
99.2	Press release dated June 12, 2013, related to the pricing of second lien senior secured floating rate notes due 2019
99.3	Press release dated June 12, 2013, related to the tender offers and consent solicitations
99.4	Press release dated June 12, 2013, related to the consent solicitation